First M&F Corporation
Parent Company of M & F Bank
NASDAQ: FMFC

Successful Banking for 121 Years

M&F Bank

Forward Looking Statement

This presentation may contain statements of First M&F Corporation's strategies, plans and objectives, as well as estimates of future operating results for 2011 and beyond for First M&F Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements, within the meaning of the *Private Securities Litigation Reform Act of 1995*, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services.

M&F Bank

First M & F Corporation

"Path to Profitability"



M&F Bank

Overview



- Strong Franchise of Loyal Customers
- 121 Years of Successful Banking
- Based in Mississippi
- Network of 40 Branches in 4 States
- Assets of $1.6 Billion
- Returned to Profitability 1Q10
- Deposit, Income and Margin Growth





Markets…Metro MSAs and States



Unemployment Rates

Metro MSAs	May 2011	Y/Y	State	May 2011	% of Loans
Jackson, MS	7.5%	-0.1%	MS	10.3%	80%
Birmingham	7.5%	-0.5%	AL	9.6%	12%
Crestview/ Destin	7.4%	-0.5%	FL	10.6%	2%
Memphis	10.1%	+0.3%	TN	9.7%	6%
US Average	9.3%	-0.6%	US	9.1%	100%

Not Seasonally Adjusted

Source: US Bureau of Labor Statistics & FMFC


TN
CROSS
WHITE
WOODRUFF
ST. FRANCIS
LONOKE
PRAIRIE
MONROE
LEE
PHILLIPS
CRITTENDEN
SHELBY
FAYETTE
HARDEMAN
McNAIRY
HARDIN
DeSOTO
TUNICA
TATE
MARSHALL
BENTON
TIPPAH
ALCORN
PRENTISS
TISHOMINGO
UNION
PANOLA
LAFAYETTE
PONTOTOC
LEE
ITAWAMBA
LAUDERDALE
COLBERT
FRANKLIN
MARION
LAWRENCE
WINSTON
LIMESTONE
MADISON
MORGAN
CULLMAN
MARSHALL
BLOUNT
JACKSON
DeKALB
CHEROKEE
ETOWAH
WALKER
CHATTOOGA
GORDON
FLOYD
BARTOW
POLK
PAULDING
GILMER
PICKENS
CHEROKEE
COBB

M&F Bank

Markets…State Data


DREW
BRADLEY
ASHLEY
CHICOT
MOREHOUSE
WEST CARROLL
EAST CARROLL
OUACHITA
RICHLAND
MADISON
CALDWELL
FRANKLIN
TENSAS
CATAHOULA
LA SALLE
CONCORDIA
AVOYELLES
WASHINGTON
SUNFLOWER
LEFLORE
CARROLL
HOLMES
HUMPHREYS
SHARKEY
ISSAQUENA
YAZOO
MADISON
WARREN
HINDS
RANKIN
CLAIBORNE
COPIAH
JEFFERSON
LINCOLN
LAWRENCE
ADAMS
FRANKLIN
WILKINSON
AMITE
PIKE
WALTHALL
WEST FELICIANA
EAST FELICIANA
ST. HELENA

Economic Performance of Selected States During the "Great Recession"				
State	Peak	Trough	Peak-Trough Decline	Trough to Current Gain
AL	Dec 07	Dec 09	-11.9%	2.5%
FL	Feb 07	Jan 10	-14.5%	1.2%
MS	Feb 08	Dec 09	-6.5%	3.0%
TN	Feb 08	Jan 10	-8.4%	3.3%
US	Jan 08	Dec 09	-8.2%	3.3%

Source: University Research Center, MS Institutions of Higher Learning, May 2011
Coincident Index by Federal Reserve Board based on state indicators: nonfarm employment, the employment rate, average manufacturing workweek length and wage and salary disbursements.


M&F Bank
PROFITABILITY
PERFORMANCE
PROGRESS
M&F Bank


Jan. 10
Dec. 09
NCOs

M&F Bank

Progress


Progress
Starting Line
2008
NIM 3.67%
EPS
NCOs

Starting Line		Trough		Progress	
2008		2009		2010	
NIM	3.67%	NIM	3.29%	NIM	3.43%
NI	$0.52M	NI	($59.8M)	NI	$4.0M*
EPS	$0.06	EPS	($6.69)	EPS	$1.66
Nonaccruals	1.74%	Nonaccruals	4.17%	Nonaccruals	3.11%
NCOs	0.75%	NCOs	4.50%	NCOs	1.65%

**$15.2M applicable to common shareholders, including $12.9M gain on exchange of CPP for CDCI preferred stock and $1.7M in div/acc on preferred stock.*

Progress…Snapshot

	Year Over Year		Quarter Over Quarter	
	12/31/09	12/31/10	6/30/10	6/30/11
NIM	3.29%	3.43%	3.28%	3.67%
NI	($59.8)M	$4.0M*	$2.1M	$2.1M
EPS	($6.69)	$1.66	$0.14	$0.13
NONACCRUALS	4.17%	3.11%	3.41%	3.13%
NCOs	4.50%	1.65%	2.00%	0.40%

**$15.2M applicable to common shareholders, including $12.9M gain on exchange of CPP for CDCI preferred stock and $1.7M in div/acc on preferred stock.*



M&F Bank


Jan. 10
Dec. 09
-8.2%
NI $4.0 M
EPS $1.66
NCOs

M&F Bank

Progress…Actions Taken


Progress
Starting Line
2008
NIM 3.67%
EPS $0.06
NCOs

Starting Line…2008

- Recognition of Credit Issues
- Setting an Aggressive Course
- Increased Provisioning
- Focus on Strengthening Capital
- Strong Retention of Loyal Customers


Jan. 10
Dec. 09

M&F Bank

Progress…Actions Taken


Progress
Starting Line
2008
NIM 3.67%
EPS $0.06
NCOs

Trough 2009

- Closed 5 Branches without Exiting Markets
- Aggressively Worked Credit Issues
- Initiated Strong Risk Management System
- Maintained Strong Customer Relationships
- Strengthened Capital with $30 M TARP Funds


Jan. 10
Dec. 09

Progress…Actions Taken


Progress
Starting Line
2008
NIM 3.67%
EPS
Nonaccrual
NCOs

2010

- Reduced Overhead: $1.12 Million
- Closed 3 Branches without Exiting Markets
- Cleaned and Diversified Loan Portfolio
- Marked Collateralized Loans to Market
- Disposed of OREO at or Near Book
- Generated and Preserved Capital
- Received CDCI Status

M&F Bank

Performance…2010

- Generated NI of $4.0M*
- Risk Based Capital Increased to 11.29%
- Saved $900k on Cost of Funds with CDCI
- C&D Loans Reduced: 26%-9% of Portfolio
- Loan Losses down: $50M to $17M
- Sold $16M of OREO for 105% of Book
- New NPAs Declined 53%
- NCOs lessened from 4.50% to 1.65%
- Margin Improved to 3.43%

\$15.2M applicable to common shareholders, including \$12.9M gain on exchange of CPP for CDCI preferred stock and \$1.7M in div/acc on preferred stock.

M&F Bank

Performance…2011 YTD 6/30

- Generated NI of $2.1M, $1.2M for Common Shareholders
- Risk Based Capital Increased to 11.81%
- Loan Losses Down:
  - $50M to $17M to $4M (Annualized)
- NCOs Lessened:
  - 4.5% to 1.65% to 0.40%
- Margin Improved 24bps to 3.67%

Performance…Loan Diversification



- C&D Loans Down by 70% from 1Q08
- Focus on Consumer and Specialized Loans
- Successful Recruiting of Lenders with Niche Expertise
- Expanded Church Loan Niche

Performance...Loan Diversification


1Q08
Total Loans $1.20 Billion
32.4%
25.6%
17.5%
14.0%
3.8%
3.3%
3.1%
2Q11
Total Loans $1.04 Billion
47.2%
8.4%
18.0%
14.6%
3.7%
4.2%
3.9%
Commercial RE
C and D
Residential Mortgages
Commercial
HELOC
Consumer
Multi-Family

Performance...Loan Diversification


1Q08
Total Loans $1.20 Billion
49.0%
51.0%
17.0%
2Q11
Total Loans $1.04 Billion
58.0%
42.0%
19.0%
Real Estate
Owner Occupied Real Estate
Non-Owner Occupied Real Estate
Commercial/Consumer Loans

Performance…Improving Asset Quality



NPA/Assets
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.03%
5.83%
4.15%
4.58%
4.30%
4.93%
4.05%
4.21%
3.95%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Performance…Improving Asset Quality



NPL/Loans and NCOs/Average Loans
Trough – 2Q09
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
NCO/Average Loans
NPL/L
OREO/Loan Balance

Performance...Improving Asset Quality

CLASSIFIED LOANS 6/30/11							
	Commercial Real Estate	Residential Real Estate	Home Equity	Commercial Financial & Agriculture	Consumer	Total	%
Pass	$543,194	$181,902	$38,170	$146,887	$43,657	$953,810	91.31%
Classified	$78,352	$6,030	$721	$5,176	$506	$90,785	8.69%
Total:	$621,546	$187,932	$38,891	$152,063	$44,163	$1,044,595	100.00%
% of Loans	59.50%	17.99%	3.72%	14.56%	4.23%	100.00%	
In thousands							

M&F Bank

Performance...Improving Asset Quality



Classified Loans as a Percent of Loans
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.92%
15.01%
13.25%
12.45%
12.80%
11.49%
9.97%
10.17%
8.69%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

M&T Bank

Performance…Deposit Growth

- Loyal Base of Customers
- Growing "Cash Type" Deposits
- Reducing CDs
- Lowering Cost of Funds

Performance...Deposit Growth

Δ MIX AND INCREASED CASH DEPOSITS						
	12/31/08	12/31/10	Δ %	6/30/08	6/30/11 YTD	Δ %
Demand	$179	$212	18%	$187	$244	30%
NOW	$217	$364	68%	$215	$397	84%
Money Market	$182	$166	(9%)	$192	$174	(10%)
Savings	$114	$115	1%	$118	$118	0%
CDs	$549	$503	(8%)	$548	$473	(14%)
Brokered CDs	$20	$15	(25%)	$8	$18	138%
Total	$1,261	$1,375	9%	$1,268	$1,424	12%
In millions						

M&F Bank

Performance…Strong Capital…2Q11


14%
12%
10%
8%
6%
4%
2%
0%
7.87%
4%
5%
10.55%
4%
6%
11.81%
8%
10%
Tier 1 Capital to Average Assets
Tier 1 Capital to RWA
Total Capital to RWA
Actual
Minimum
Well Capitalized

Return to Profitability…Earnings Momentum

Six Quarters of Positive Earnings

↓

Economies Recovering

↓

New Systems Implemented

EARNINGS PER SHARE	
2002	$1.11
2003	$1.18
2004	$1.18
2005	$1.40
2006	$1.53
2007	$1.59
2008	$0.06
2009	($6.69)
2010	$1.66
2011 YTD	$0.13

M&F Bank

M&F Bank

Path Forward

CREDIT

- Retain and Attract Credit Worthy Customers
- Develop Unique Loan Niches
- Diversify Portfolio Emphasis on Non-RE Loans
- Continue Loan Remediation Strategies
- New Credit Leadership

Path Forward



CAPITAL

- Sustain Earnings Momentum
- Manage Balance Sheet
- Employ Low-Cost Capital from CDCI/TARP Funds

M&F Bank

Path Forward



CUSTOMER

- Focus on Speed of Delivery
- Focus on Channels of Delivery
- Distinguish Services with Innovation

Proven Leadership…Designers of the Path Forward

Hugh Potts, Jr.
- Chairman and CEO
- 39 Years Experience in Banking

Jeffrey Lacey
- Bank President and Chief Banking Officer
- 23 Years Experience in Banking

John Copeland
- Chief Financial Officer
- 36 Years Experience in Banking

Barry Winford
- Senior Credit Officer
- 18 Years Experience in Banking

Sam Potts
- Vice President
- 10 Years Experience in Banking

Grover “Kin” Kinney
- EVP Region 1
- 27 Years Experience in Banking

Michael Crandall
- EVP Region 2
- 21 Years Experience in Banking



M&F Bank

INVESTMENT PERSPECTIVE

- Price MRQ: .37x Book
- Positive Earnings Momentum
- Potential for Growth
- Path Forward is Clear
- Proven Leadership

First M & F Corporation
Parent Company of

M&F Bank

"Path to Profitability"

Investors Welcome